Supplement to the
Fidelity® SAI High Income Fund
May 12, 2021
Summary Prospectus

Effective January 3, 2022, the following information supplements similar information found in the “Fund Summary” section under the heading “Portfolio Manager(s)” heading.

Benjamin Harrison (co-manager) has managed the fund since January 2022.

SAH-SUM-21-01 1.990478.100	December 17, 2021